UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 25, 2009
TeleCommunication Systems, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND	000-30821	52-1526369
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
275 West Street
Annapolis, Maryland 21401
(Address of principal executive offices, including zip code)
(410) 263-7616
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On November 25, 2009, TeleCommunication Systems, Inc. (the “Company”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Networks in Motion, Inc., a Delaware corporation (“NIM”), Olympus Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and G. Bradford Jones, as stockholders’ representative. Pursuant to the Merger Agreement, the Company will acquire NIM upon the consummation of a merger (the “Merger”) of Merger Sub with and into NIM, with NIM surviving the Merger. The consummation of the Merger is subject to the terms and conditions of the Merger Agreement, including the approval of NIM’s stockholders, customary regulatory clearance and other closing conditions.
Under the terms of the Merger Agreement, immediately prior to the effective time of the Merger, (i) shares of NIM’s outstanding preferred stock will automatically convert into shares of NIM common stock in accordance with the terms of NIM’s Certificate of Incorporation, as amended, and (ii) shares of NIM’s outstanding common stock (other than shares of NIM’s common stock that have not been voted in favor of the Merger Agreement and with respect to which a demand for payment and appraisal have been properly made in accordance with Section 262 of the Delaware General Corporation Law), warrants and certain options will be converted and canceled in exchange for the right to receive, following surrender of stock certificates, if applicable, and the execution and delivery of certain other documents required by the Merger Agreement, the following: (i) an aggregate amount in cash equal to (A) $110,000,000, (B) plus (y) if NIM’s actual net working capital at the closing of the Merger exceeds $9,100,000 by more than $750,000, the entire amount of the excess, or less (z) if NIM’s actual net working capital at the closing of the Merger is less than $9,100,000 by more than $750,000, the entire amount of the decrease, if any, plus (C) the amount by which NIM’s cash at the closing of the Merger exceeds $1,000,000, (D) any indebtedness for borrowed money as to which NIM has failed to pay in full prior to the consummation of the Merger; (ii) an aggregate of $20,000,000 payable in the form of shares of Class A common stock, par value $0.01 per share, of the Company (“TCS Common Stock”), provided that the exact number of shares of TCS Common Stock to be issued pursuant to the Merger Agreement shall be calculated by dividing (i) $20,000,000 by (ii) the Parent Designated Stock Price (as defined below); (iii) an aggregate of $20,000,000 principal amount payable in promissory notes of the Company which mature on the one year anniversary of the closing date of the Merger (the “Twelve Month Promissory Notes”); and (iv) an aggregate of $20,000,000 principal amount payable in promissory notes of the Company, $10,000,000 of which matures on the one year anniversary of the closing date of the Merger, $5,000,000 of which matures on the date on which is eighteen months following the closing date of the Merger and $5,000,000 of which matures on the second anniversary of the closing date of the Merger (the “Indemnification Promissory Notes”).
Certain holders of NIM options will have their options terminated prior to the effective time of the Merger and, promptly following the effective time of the Merger, receive solely cash consideration in exchange for such terminated options and no other form of Merger consideration.
The Twelve Month Promissory Notes are subject to set-off to satisfy working capital adjustments of NIM, if any, and the Indemnification Promissory Notes are subject to set-off to satisfy indemnification obligations, if any, of NIM’s equity holders following completion of the Merger.
“Parent Designated Stock Price” means the volume weighted average closing sales price of the shares of TCS Common Stock on the NASDAQ Global Market for the 10 business days prior to the closing date of the Merger (the “Closing Date VWAP”); provided, however, (i) if the Closing Date VWAP is greater than 1.10 multiplied by Parent Average Signing Day Price, then the Parent Designated Stock Price shall be an amount equal to the Parent Average Signing Day Price multiplied by 1.10, or (ii) if the Closing Date VWAP is less than 0.90 multiplied by the Parent Average Signing Day Price, then the Parent Designated Stock Price shall be an amount equal to the Parent Average Signing Day Price multiplied by 0.90. “Parent Average Signing Day Stock Price” means $8.2958.

NIM’s Board of Directors has unanimously adopted the Merger Agreement and approved the Merger and recommended adoption of the Merger Agreement and approval of the Merger by NIM’s stockholders.
If the Merger Agreement is terminated under certain circumstances specified in the Merger Agreement, including the failure of NIM to deliver the requisite stockholder approval, NIM will be required to pay the Company a termination fee of $25,000,000. The Merger is expected to close by December 31, 2009.
Pursuant to the terms of the Merger Agreement, the Company granted to holders of NIM common stock, warrants and certain options certain registration rights related to the shares of TCS Common Stock to be issued in the Merger. The Company is required to use its commercially reasonable efforts to file a registration statement for the resale of the shares of TCS Common Stock issued pursuant to the Merger Agreement and cause such registration statement to become effective. The Company also agreed to other customary obligations regarding registration, including indemnification and maintenance of the registration statement.
The foregoing is a summary description of certain terms of the Merger Agreement does not purport to be complete, and it is qualified in its entirety by reference to the full text of the Merger Agreement which the Company intends to file as an exhibit to its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, with confidential terms redacted.
Item 3.02. Unregistered Sales of Equity Securities.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 8.01. Other Events.
On December 1, 2009, the Company issued a press release announcing the execution of the Merger Agreement. The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release dated December 1, 2009, issued by TeleCommunication Systems, Inc.

Forward-Looking Statements
This Current Report on Form 8-K and Exhibit 99.1 hereto contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements other than historical information or statements of current condition. We generally identify forward-looking statements by the use of terms such as “believe”, “intend”, “expect”, “may”, “should”, “plan”, “project”, “contemplate”, “anticipate”, or other similar statements. For example, the statement that the Merger is expected to close by December 31, 2009 is a forward-looking statement.
These forward-looking statements relate to our plans, objectives and expectations for future operations. In light of the risks and uncertainties inherent in all such projected operational matters, the inclusion of forward-looking statements in this Current Report on Form 8-K and Exhibit 99.1 should not be regarded as a representation by us or any other person that our objectives or plans will be achieved or that any of our operating expectations will be realized. Our actual financial results realized could differ materially from the statements made herein, depending in particular upon the risks and uncertainties described in our filings with the Securities and Exchange Commission. These include without limitation risks and uncertainties relating to our financial results and our ability to (i) reach and sustain profitability, (ii) continue to rely on our customers and other third parties to provide additional products and services that create a demand for our products and services, (iii) conduct our business in foreign countries, (iv) adapt and integrate new technologies into our products, (v) expand our sales and business offerings in the wireless communications industry, (vi) develop software without any errors or defects, (vii) have sufficient capital resources to fund the Company’s operations, (viii) protect our intellectual property rights, (ix) implement our sales and marketing strategy, and (x) successfully integrate the assets and personnel obtained in our acquisitions. These factors should not be considered exhaustive; we undertake no obligation to release publicly the results of any future revisions we may make to forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. We caution you not to put undue reliance on these forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleCommunication Systems, Inc.
By:	/s/ Bruce A. White
	Name:	Bruce A. White
	Title:	Sr. Vice President, General Counsel and Secretary

Dated: December 1, 2009